UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
November 14, 2008	0-51715

SPORT-HALEY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer
Identification Number)

4600 E. 48th Avenue

Denver, Colorado 80216

303/320-8800

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 18, 2008, Sport-Haley, Inc. (the “Company” or “we”) issued a news release announcing unaudited financial results for the quarter ended September 30, 2008.  A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 14, 2008, the Company received a letter from the Nasdaq Stock Market, Inc. (“Nasdaq”), dated November 14, 2008, notifying the Company of Nasdaq’s position that the Company is not in compliance with the rules for continued listing on the Nasdaq Capital Market, specifically Nasdaq Marketplace Rule 4310(c)(14), as the Company’s recently filed annual report on Form 10-K did not contain a completed management report on internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.  As previously reported, while we began testing our internal controls, we did not complete the detailed testing of our internal controls by June 30, 2008.  Therefore, Nasdaq advised that, pursuant to Nasdaq rules, the Company will be provided 60 calendar days, or until January 13, 2009, to submit a plan to regain compliance.  Following review of this plan, Nasdaq advised that the Staff can grant us an exception, up to 180 days from the due date of our 10-K, or up until April 13, 2009, to regain compliance.  If the Staff determines that it is not appropriate to grant us an exception, or compliance cannot be demonstrated by the required time, the Nasdaq staff will provide notification that the Company’s securities will be delisted.  The Company is looking into this situation and expects to provide Nasdaq with a plan by January 13, 2009, that schedules completion of the testing of our internal controls over financial reporting. In addition, as required by Nadaq Marketplace Rule 4803(a), the Company on November 20, 2008 issued a news release reporting the receipt of Nasdaq’s letter dated November 14, 2008.  A copy of this press release is attached hereto as Exhibit 99.2 and the information contained therein is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	News Release dated November 18, 2008.
99.2	News Release dated November 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: November 20, 2008	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer